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                                                                    EXHIBIT 23.1

                       Consent of Independent Accountants



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 16, 2004 relating to the financial statements of Marvell Technology Group Ltd., which appears in Marvell Technology Group Ltd.'s Annual Report on Form 10-K for the year ended January 31, 2004.

/s/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP

San Jose, California
April 13, 2004


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